UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

Alteva, Inc.

(Exact name of registrant as specified in its charter)

New York	001-35724	14-1160510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Market Street, First Floor Philadelphia, Pennsylvania	19106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code

(877) 258-3722

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 16, 2015, Alteva, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended December 31, 2014. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Alteva, Inc. Press Release dated March 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alteva, Inc.
Date:	March 19, 2015	By:	/s/ Brian H. Callahan
Brian H. Callahan
Executive Vice President, Chief Financial Officer , Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Alteva Reports Fourth Quarter and Full Year 2014 Financial Results Press Release, dated March 16, 2015